Exhibit 10.5
SCHEDULE A MANAGERS
Sonesta International Hotels Corporation, a Maryland corporation
Sonesta Nanuet LLC, a Maryland limited liability company
Sonesta NJ LLC, a Maryland limited liability company

SCHEDULE B OWNERS
Cambridge TRS, Inc., a Maryland corporation HPT CY TRS, Inc., a Maryland corporation
SVC Nanuet TRS LLC, a Maryland limited liability company SVC NJ TRS LLC, a Maryland limited liability company

SCHEDULE C HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
1.	Intentionally Deleted.
2.	Intentionally Deleted.
3.	Intentionally Deleted.
4.	Intentionally Deleted.
5.	Intentionally Deleted.
6.	Intentionally Deleted.
7.	Intentionally Deleted.
8.	Intentionally Deleted.
9.	Intentionally Deleted.
10.	Intentionally Deleted.

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
11.	Sonesta Select Bettendorf 895 Golden Valley Drive Bettendorf, IA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
12.	Intentionally Deleted.
13.	Intentionally Deleted.
14.	Intentionally Deleted.
15.	Sonesta Select Fort Wayne 111 West Washington Center Road Fort Wayne, IN	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
16.	Intentionally Deleted.
17.	Intentionally Deleted.
18.	Intentionally Deleted.
19.	Intentionally Deleted.
20.	Sonesta Select Boston Stoughton 200 Technology Center Drive Stoughton, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
21.	Intentionally Deleted.
22.	Intentionally Deleted.

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
23.	Intentionally Deleted.
24.	Intentionally Deleted.
25.	Intentionally Deleted.
26.	Intentionally Deleted.
27.	Intentionally Deleted.
28.	Intentionally Deleted.
29.	Sonesta Select Kansas City Airport Prarie View 7600 North West 97th Terrace Kansas City, MO	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
30.	Intentionally Deleted.
31.	Intentionally Deleted.
32.	Intentionally Deleted.
33.	Sonesta Hamilton Park Morristown 175 Park Avenue Florham Park, NJ	HPT IHG-2 Properties Trust	SVC NJ TRS LLC	Sonesta NJ LLC	Full
34.	Intentionally Deleted.

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
35.	Intentionally Deleted.
36.	Intentionally Deleted.
37.	Intentionally Deleted.
38.	Intentionally Deleted.
39.	Intentionally Deleted.
40.	Sonesta Nanuet Rockland County 20 Overlook Blvd. Nanuet, NY	HPT IHG-2 Properties Trust	SVC Nanuet TRS LLC	Sonesta Nanuet LLC	Select
41.	Intentionally Deleted.
42.	Intentionally Deleted.
43.	Intentionally Deleted.
44.	Intentionally Deleted.
45.	Intentionally Deleted.
46.	Intentionally Deleted.

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
47.	Intentionally Deleted.
48.	Intentionally Deleted.
49.	Sonesta ES Suites Providence - Airport 500 Kilvert Street Warwick, RI	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
50.	Intentionally Deleted.
51.	Intentionally Deleted.
52.	Intentionally Deleted.
53.	Intentionally Deleted.
54.	Intentionally Deleted.
55.	Intentionally Deleted.
56.	Intentionally Deleted.
57.	Intentionally Deleted.
58.	Intentionally Deleted.

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
59.	Intentionally Deleted.
60.	Intentionally Deleted.
61.	Intentionally Deleted.
62.	Intentionally Deleted.
63.	Intentionally Deleted.
64.	Intentionally Deleted.
65.	Intentionally Deleted.
66.	Intentionally Deleted.
67.	Intentionally Deleted.

SCHEDULE D MANAGEMENT AGREEMENTS
1.    Amended, Restated and Consolidated Master Management Agreement for Sale Hotels, dated as of January 1, 2022, by and among Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT TRS IHG-2, Inc. and HPT TRS MRP, Inc., as owners. [6 hotels]

2.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta NJ LLC and SVC NJ TRS LLC. [Sonesta Hamilton Park Morristown Hotel and Conference Center]

3.    Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Nanuet LLC and SVC Nanuet TRS LLC. [Sonesta Simply Suites Nanuet]

SCHEDULE E

PRIOR POOLING AGREEMENTS

1.Amended and Restated Pooling Agreement, dated as of February 27, 2020, by and among Sonesta Chicago LLC, Sonesta Clift LLC, Sonesta International Hotels Corporation, as managers, and Cambridge TRS, Inc., HPT Clift TRS LLC, and HPT Wacker Drive TRS LLC, as owners.

2.Pooling Agreement (Conversion Hotels), dated as of December 15, 2020, but made effective as of September 18, 2020, by and among Sonesta Canada ULC, Sonesta Gatehall Drive LLC, Sonesta International Hotel Corporation, Sonesta Jersey City LLC, Sonesta Morris Plains LLC, Sonesta Nanuet LLC, Sonesta NJ LLC, Sonesta Randolph Street LLC, Sonesta San Juan LLC, Sonesta State Street LLC and Sonesta Toronto ULC, as managers, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT State Street TRS LLC, HPT TRS IHG-2, Inc., HPT TRS MRP, Inc., SVC Gatehall Drive TRS LLC, SVC Jersey City TRS LLC, SVC Morris Plains TRS LLC, SVC Nanuet TRS LLC, SVC NJ TRS LLC, SVC Randolph Street TRS LLC, SVC Redondo Beach TRS LLC and SVC San Juan TRS LLC, as owners.